                                                                    EXHIBIT 99.2

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors and Stockholders of American General Hospitality, Inc.


We have audited the accompanying balance sheets of American General Hospitality, Inc. (the "Company") as of December 31, 1997 and 1996 and the related statements of operations, stockholders' equity and cash flows for the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American General Hospitality, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                    /s/ Coopers & Lybrand L.L.P



Dallas, Texas
April 1, 1998

                      AMERICAN GENERAL HOSPITALITY, INC.
                                 BALANCE SHEETS

                                                                             December 31           December 31       March 31,
ASSETS                                                                          1997                   1996            1998
                                                                         ------------------     ---------------   --------------
                                                                                                                    (unaudited)
Current  assets:

Cash and cash equivalents                                                $     1,900,176         $      455,058        3,234,315

Accounts and management fees receivable                                        1,756,317              1,731,204        1,768,463

Accounts receivable, affiliates                                                  167,621                103,574           35,193

Prepaid  expenses                                                                 36,010                 13,229           34,519
                                                                        ----------------      -----------------   --------------

               Total current assets                                            3,860,124              2,303,065        5,072,490

Investments in property and equipment, at cost:

    Furniture and equipment                                                    1,155,220                522,696        1,317,040

    Leasehold improvements                                                        88,049                  6,960           93,260
                                                                        ----------------      -----------------   --------------

                                                                               1,243,269                529,656        1,410,300

    Less accumulated depreciation                                                300,362                334,933          327,362
                                                                        ----------------      -----------------   --------------

               Net investments in property and equipment                         942,907                194,723        1,082,938
                                                                        ----------------      -----------------   --------------

Deposits                                                                          78,860                     50           78,860

Goodwill, net of accumulated amortization of $2,250 $2,000 and
    2,312 (unaudited) as of December 31, 1997, 1996, and March 31,
    1998 respectively                                                              7,750                  8,000            7,688

Other assets                                                                           -                  1,477                -
                                                                        ----------------      -----------------   --------------

                   Total assets                                            $   4,889,641         $    2,507,315        6,241,976
                                                                        ================      =================   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                                                           $      77,499         $      474,253                -
Accounts payable, affiliates                                                   1,275,000                 42,770        2,366,542
Accrued liabilities                                                            2,795,477              1,268,895        1,275,000
Deferred revenue                                                                  48,699                148,586        1,507,866
                                                                        ----------------      -----------------   --------------

        Total current liabilities                                              4,196,675              1,934,504        5,149,408
                                                                        ----------------      -----------------   --------------

Commitments and contingencies (Notes 3 and 5)


Stockholders' equity:
  Common stock, $.01 par value, 100,00 shares
   authorized, 600 shares issued
   and outstanding                                                                     6                      6                6
  Additional paid-in capital                                                     584,143                584,143          584,143
  Retained earnings                                                              108,817                (11,338)         508,419
                                                                        ----------------      -----------------   --------------
        Total stockholders' equity                                               692,966                572,811        1,092,568
                                                                        ----------------      -----------------   --------------

         Total liabilities and
         stockholders' equity                                              $   4,889,641         $    2,507,315        6,241,976
                                                                        ================      =================   ==============

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN GENERAL HOSPITALITY, INC.

                           STATEMENTS OF OPERATIONS

           FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 AND
                THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997

                                                  December 31     December 31     December 31     March 31,       March 31,
                                                      1997            1996            1995          1998            1997
                                                 -----------     -----------      -----------   ------------    ------------
                                                                                                 (unaudited)     (unaudited)
Revenues:

  Management and consulting fee revenue          $ 7,350,851     $ 9,818,069     $ 10,070,090   $  2,815,323    $  1,441,670
                                                 -----------     -----------      -----------   ------------    ------------

Operating expenses:

  Salaries and employee benefits                   3,705,366       4,253,358        4,498,855      1,333,768       1,138,630

  Professional fees                                  520,067         412,994          562,152         18,997          10,991

  Rent and related expense                           378,699         292,103          320,515        138,505          72,867

  Travel and entertainment                            69,328         114,110          397,740         10,542          28,783

  General and administrative expenses                130,863          82,429          227,081         30,175          28,222

  Office expenses                                    113,513         139,013          190,190         38,339          28,633

  Advertising and promotion                           29,127          36,813           50,135          1,689           4,802
                                                 -----------     -----------      -----------   ------------    ------------

                                                   4,946,963       5,330,810        6,246,668      1,572,015       1,312,928
                                                 -----------     -----------      -----------   ------------    ------------

Income before depreciation, amortization,
  consulting fees and other income (expense)       2,403,888       4,487,259        3,823,422      1,243,308         128,742
                                                 -----------     -----------      -----------   ------------    ------------

Consulting fees                                    2,227,077       3,979,446        4,056,477        858,226         427,323

Depreciation expense                                 123,927         101,891           93,974         27,000          25,470

Amortization expense                                     250             250              250             62              62
                                                 -----------     -----------      -----------   ------------    ------------

                                                   2,351,254       4,081,587        4,150,701        885,288         452,855
                                                 -----------     -----------      -----------   ------------    ------------

Income (loss) from operations                         52,634         405,672         (327,279)       358,020        (324,113)
                                                 -----------     -----------      -----------   ------------    ------------
Other income (expense):

  Interest income                                    134,931         187,750          135,600         41,582          19,945

  Other expense                                      (67,410)             --         (189,204)            --              --
                                                 -----------     -----------      -----------   ------------    ------------

                                                      67,521         187,750          (53,604)        41,582          19,945
                                                 -----------     -----------      -----------   ------------    ------------

  Net income (loss)                              $   120,155     $   593,422      $  (380,883)  $    399,602    $   (304,168)
                                                 ===========     ===========      ===========   ============    ============

The accompanying notes are an integral part of these financial statements.

                      AMERICAN GENERAL HOSPITALITY, INC.
                      STATEMENTS OF STOCKHOLDERS' EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                   AND THE THREE MONTHS ENDED MARCH 31, 1998




                                           Common Stock    Additional   Retained    Total
                                           ------------
                                                             Paid-in    Earnings  Stockholders
                                         Shares    Amount    Capital   (Deficit)     Equity
                                         ------    ------    -------   ---------   ---------

Balance, December 31, 1994               $  600     $ 6    $ 584,143   $(223,877)  $ 360,272

Net loss                                                                (380,883)   (380,883)
                                         ------    ------  ---------   ---------   ---------

Balance, December 31, 1995                  600       6      584,143    (604,760)    (20,611)

Net income                                                               593,422     593,422
                                         ------    ------  ---------   ---------   ---------

Balance, December 31, 1996                  600       6      584,143     (11,338)    572,811

Net income                                                               120,155     120,155
                                         ------    ------  ---------   ---------   ---------

Balance, December 31, 1997                  600     $ 6    $ 584,143   $ 108,817   $ 692,966

Net income (unaudited)                                                   339,602     339,602
                                         ------    ------  ---------   ---------   ---------

Balance, March 31, 1998 (unaudited)      $  600       6      584,143     508,419   1,092,568
                                         ======    ======  =========   =========   =========


  The accompanying notes are an integral part of these financial statements.

                      AMERICAN GENERAL HOSPITALITY, INC.
                           STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              AND THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997

                                            December 31,   December 31,    December 31,     March 31,     March 31,
                                                1997          1996            1995            1998          1997
                                              --------      --------        --------        --------      --------
                                                                                          (unaudited)   (unaudited)
Cash flows from operating activities:
 Net income (loss)                            $120,155      $593,422       $(380,883)     $  399,602    $ (304,168)

 Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Amortization                                      250           250             250              62            62
 Depreciation                                  123,927       101,891          93,974          27,000        25,470
 Loss from disposition of assets                33,269            --          36,425              --            --
 Changes in assets and liabilities:
  Accounts and management fees receivable      (25,113)     (980,292)       (151,928)        (12,146)      443,310
  Accounts receivable - affiliates             (64,047)      (35,071)        231,687         132,428      (135,630)
  Prepaid expenses                             (22,781)        4,906          11,073           1,491         5,653
  Deposits                                     (78,810)         (20)          54,750              --       (80,257)
  Accounts payable                            (396,754)      152,191        (185,613)      2,289,043       (82,176)
  Accounts payable - affiliates              1,232,230           --         (245,691)             --        63,672
  Accrued liabilities                        1,526,582       272,663         449,100      (1,287,611)      922,178
  Deferred revenue                             (99,887)       89,169          59,417         (48,699)     (148,586)
                                             ---------      --------        --------      ----------     ---------

  Net cash provided by (used in) operating   2,349,021       199,109         (27,439)      1,501,170       709,528
  activities                                 ---------      --------        --------      ----------     ---------

Cash flows from investing activities:
 Proceeds from sale of investment                 1477            --              --              --         1,477
 Loan to affiliates                                 --            --         (25,000)             --

Proceeds from loans to affiliates                   -              -         282,218               -

Purchase of property and equipment           (916,746)       (87,076)       (167,160)       (167,031)     (104,677)

Proceeds from sale of furniture
 and equipment                                 11,366              -               -               -
                                          -----------     ----------        --------      ----------     ---------

   Net cash provided by (used in)
    investing activities                     (903,903)       (87,076)         90,058        (167,031)     (103,200)
                                          -----------     ----------        --------      ----------     ---------

Net increase in cash and equivalents        1,445,118        112,033          62,619       1,334,139       606,328

Cash and equivalents at beginning
 of year                                      455,058        343,025         280,406       1,900,176       455,058
                                          -----------     ----------        --------      ----------     ---------

Cash and equivalents at end of year       $ 1,900,176     $  455,058       $ 343,025      $3,234,315    $1,061,386
                                          ===========     ==========        ========      ==========     =========

  The accompanying notes are an integral part of theses financial statements.

                      AMERICAN GENERAL HOSPITALITY, INC.
                         NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION:

   American General Hospitality, Inc. (the "Company"), a Texas corporation, was incorporated in November 1988 and provides hotel management and consulting services to hotels throughout the United States.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Cash and Cash Equivalents


   For the purposes of the statement of cash flows, the Company considers all certificates of deposit and debt instruments with original maturities of three months or less to be cash equivalents. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

   Investments in Property and Equipment


   Property and equipment consist of furniture, equipment, computer equipment and leasehold improvements and are stated at cost. Depreciation is provided by using the straight-line method over estimated useful lives of five to seven years for furniture and equipment and three years for leasehold improvements. This is considered reasonable for financial reporting purposes and is not materially different from estimated useful lives.

   Maintenance and repairs are charged to operations as incurred; major renewals and improvements are capitalized. Upon the sale or disposition of a fixed asset, the asset and related accumulated depreciation accounts are removed from the accounts and the related gain or loss is included in operations.

   Goodwill


   Goodwill in the amount of $10,000 was recorded when the S Corporation was originally formed in 1988. The goodwill is being amortized using the straight line method over a 40 year period.

   Revenue Recognition

   Revenue is recognized as earned. Ongoing credit evaluations are performed and an allowance for potential credit losses is provided against the portion of accounts receivable which is estimated to be uncollectible.

   Advertising Cost


   The Company participates in various advertising and marketing programs. All advertising costs are expensed in the period incurred.

   Concentrations of Risk

   The Company places cash deposits at a major bank. At December 31, 1997, bank account balances exceed Federal Deposit Insurance
   Corporation limits by approximately $2,330,000. Management believes credit risk related to these deposits is minimal.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Income Taxes

   The Company, with the consent of its shareholders, elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code. In this status, the Company is not a taxable entity, and elements of income and expense flow through and are taxed to the shareholders on an individual basis; therefore, no provision or liability for income taxes is reflected in these financial statements. The Company's tax returns and the amount of allocable income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes to income or loss, the tax liability of the shareholder could be changed accordingly.

   Interim Financial Information

   The unaudited interim financial statements as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 have been prepared pursuant to the rules and regulations of the SEC. The accompanying interim financial statements reflect, in the opinion of management, all adjustments necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.

3. OPERATING LEASES:

   During 1997, the Company entered into a sublease agreement with Federal Home Loan Bank of Dallas to sublease 18,668 square feet of office space. The agreement requires monthly rental payments of $28,780 and expires in September 2000. The Federal Home
   Loan Bank of Dallas lease is with Crescent Real Estate Funding II, L.P. and also expires in September 2000.

   The Company also has various equipment leases on office equipment expiring in future years.

Future minimum lease payments under these noncancelable lease agreements are as follows:

   Year Ended December 31,
                                             Amount
                                -------------------

          1998                    $         360,072
          1999                              360,072
          2000                              260,806
                                -------------------

                                  $         980,950
                                -------------------


4. EMPLOYEE BENEFIT PLANS:

   The Company sponsors a 401(k) retirement plan and provides discretionary matching contributions of 50% of eligible employees' contributions, up to 6% of employee compensation. During 1997, 1996 and 1995, the Company contributed $26,033, $63,933 and $53,365 to this plan, respectively.

   The Company has an employee stock ownership plan which covers all eligible employees meeting age and length of service requirements. Under the terms of this plan, contributions are at the discretion of the Board of Directors up to the maximum allowable for tax purposes. During 1997, 1996 and 1995, the Company contributed $71,625, $98,255 and $94,814 in cash to this plan, respectively. This approximated 3% of eligible employee compensation. No contributions of stock have been made to the plan to date.


5. CONTINGENCIES:

   The Company is a defendant in various litigation arising in the ordinary course of its business. No provision for liability related to this litigation has been recorded in the financial statements as the Company believes that no material uninsured loss will result.


6. CONCENTRATIONS OF CREDIT RISK:

   Most of the Company's business activity is with or on behalf of the hotels it manages across the United States, and substantially all of the Company's trade and management fee receivables are from these hotels. The Company employs all hotel employees for the properties and is reimbursed by the property owners. At December 31, 1997, there were approximately 7,500 employees.

7. RELATED PARTY TRANSACTIONS:

   Accounts receivable-affiliates represents amounts due from affiliates for property renovations, purchases, potential investments, shared expenses and other advances.

   Accounts payable-affiliates represents amounts due to affiliates for advances.

   During 1997, 1996 and 1995, the Company received fee revenue for management, consulting and accounting services provided in the amount of $866,969, $121,087 and $249,088, respectively, from entities affiliated with the Company through common ownership.

   In addition, the Company paid consulting fees of $2,227,077, $3,979,446 and $4,056,477 during 1997, 1996 and 1995, respectively, to an affiliated entity.


8. FAIR VALUE OF FINANCIAL INSTRUMENTS:


   Statements of Financial Accounting Standards No.107 requires all entities to disclose the fair value of certain financial instruments in their financial statements. Accordingly, the Company reports the carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other liabilities at cost, which approximates fair value due to the short maturity of these instruments.


9. SUBSEQUENT EVENTS:

   On March 15, 1998 the American General Hospitality Corporation (the "REIT") and an affiliate and CapStar Hotel Company ("CapStar") entered into a definitive agreement (the "Merger Agreement") pursuant to which the parties agreed, subject to stockholder approval and other conditions and covenants, to merge as equals (the "Proposed Merger"). Accordingly, no assurance can be given that the Proposed Merger will be consummated. Pursuant to the Merger Agreement, CapStar will spin off (the "Spin-Off") in a taxable transaction, its hotel operations and management business to its current stockholders as a new C-Corporation to be called MeriStar Hotels & Resorts, Inc. ("MeriStar Resorts"). CapStar will subsequently merge with and into the Company, which will qualify as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The REIT will be renamed MeriStar Hospitality Corporation after the Proposed Merger. In a separate transaction, which will close immediately after the closing of the Proposed Merger, MeriStar Resorts will acquire AGH Leasing, L.P. (an affiliate) and American General Hospitality, Inc. which acquisition is a condition to closing the Proposed Merger. If the Proposed Merger is consummated, MeriStar Resorts will become the lessee and manager of all of the Current Hotels currently leased by by AGH Leasing and will have a right of first refusal to become the lessee of hotels acquired by the Company in the future except for the Prime Group
   II Acquisition hotels

   The Merger Agreement defines the exchange ratios for both the REIT and CapStar's stockholders. CapStar stockholders will receive one share each of MeriStar Hospitality Corporation and MeriStar Resorts for each CapStar share owned. The Company's stockholders will receive 0.8475 shares of MeriStar Hospitality Corporation for each share of Common Stock owned. Both exchange ratios are fixed, with no adjustment mechanism.

   The Company expects the Proposed Merger to close in June 1998. The Proposed Merger will be submitted for approval at separate meetings of the stockholders of the REIT and CapStar. Prior to such stockholder meetings, the Company will file a registration statement with the SEC registering under the Securities Act of 1933, as amended, the shares of MeriStar Hospitality Corporation to be issued in the Proposed Merger.